UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: December 12, 2003

Date of earliest event reported: December 12, 2003

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 733-4101

Item 9.	Regulation FD Disclosure

The following information is being filed pursuant to Item 9 and Item 12: On December 12, 2003, D&E Communications, Inc. issued the shareholders report attached hereto as Exhibit 99, and incorporated into this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

D&E COMMUNICATIONS, INC.

By:	/s/ Thomas E. Morell
Thomas E. Morell Senior Vice President, Chief Financial Officer and Treasurer

Date: December 12, 2003

Exhibit Index

Exhibit 99 – Quarterly Report to shareholders. Third quarter 2003.